SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2003

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15475 (Commission File Number)	95-4148675 (IRS Employer Identification Number)

2160 East Grand Avenue El Segundo, California (Address of principal executive offices)		90245-1022 (Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits. The following exhibit is being furnished herewith:

99.1	Infonet Services Corporation press release dated August 6, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 6, 2003, Infonet Services Corporation (“Infonet”) issued a press release announcing its operating results for the first quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 12 by reference.

Infonet had previously announced the termination by its terms of its arrangement with AUCS Communications Services N.V. With the termination of the AUCS arrangement, Infonet no longer receives outsourcing revenue associated with the provisioning of AUCS services. The press release contains a discussion of the non-GAAP financial measure, core revenue. Core revenue is defined as revenue, excluding outsourcing contract revenue. Infonet received outsourcing revenue during the quarter ended June 30, 2002, however, core revenue represents 100% of revenue for the first quarter ended June 30, 2003. Infonet uses core revenue to supplement its financial statements presented in accordance with GAAP. Since Infonet will no longer receive outsourcing revenue, core revenue is provided to enhance the investor’s overall understanding of Infonet’s current financial performance and prospects for the future. Specifically, Infonet believes that inclusion of core revenue provides consistency in its financial reporting and facilitates the comparison of results of operations between its current, past and future periods. In addition, core revenue is one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Infonet is holding an investor conference call and audio Web cast beginning at 6:00 a.m. Pacific Time on August 7, 2003 to disclose its financial results for the first quarter ended June 30, 2003. The conference call can be accessed live by calling 1-800-500-0177 for domestic locations or +1-719-457-2679 for international locations. The Web cast can be accessed live via the investor relations section of the Infonet website at www.infonet.com. Replays of the investor conference call will be available from 9:00 a.m. Pacific Time on August 7, 2003 through 9:00 p.m. Pacific Time on August 11, 2003 by calling 1-888-203-1112 for domestic locations or +1-719-457-0820 for international locations. The confirmation code for the replay is 545596.

The information in this section shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: August 6, 2003	By:	/s/ PAUL A. GALLEBERG
Paul A. Galleberg Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit	Description of Exhibit
99.1	Infonet Services Corporation press release dated August 6, 2003

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